Exhibit 10.4






                          Awards to Executive Officers
                            Not Reported on Form 8-K
                                 October 4, 2004

1. Performance-accelerated restricted stock awards granted October 4, 2004 under the 2001 Stock Incentive Plan:

        Victor L. Richey,  Jr. - 7,800 shares
        Charles J.  Kretschmer - 5,000 shares
        Gary E. Muenster - 3,200 shares
        Alyson S. Barclay - 2,300 shares

See Exhibit 10.5 of this Form 10-Q.

2. Incentive stock option awards under the 2004 Incentive Compensation Plan:

          Charles J. Kretschmer: number of shares granted - 450, date of grant October 4, 2004, option price $70.36

          Gary E. Muenster: number of shares granted - 1,247, date of grant, October 4, 2004, option price $70.36

          Alyson Barclay: number of shares granted - 1,528, date of grant, October 4, 2004, option price $70,36

See Exhibit 10.6 of this Form 10-Q

3. Nonqualified stock option awards under the 2004 Incentive Compensation Plan:

          Victor L. Richey, Jr.: number of shares granted - 7,800, date of grant October 4, 2004, option price $70.36

          Charles J. Kretschmer: number of shares granted - 4,550, date of grant October 4, 2004, option price $70.36

          Gary E. Muenster: number of shares granted - 1,950, date of grant October 4, 2004, option price $70.36

          Alyson Barclay: number of shares granted - 772, date of grant October 4, 2004, option price $70.36

See Exhibit 10.7 of this Form 10-Q